CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Clark D. Wagner, President and Principal Executive Officer, and Joseph I. Benedek, Treasurer and Principal Financial Officer, of First Investors Tax Exempt Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Tax Exempt Funds for the year ended December 31, 2017, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Clark D. Wagner	By:	/s/ Joseph I. Benedek
	Clark D. Wagner		Joseph I. Benedek
	President and Principal Executive Officer,		Treasurer and Principal Financial Officer,
	First Investors Tax Exempt Funds		First Investors Tax Exempt Funds

Dated:	February 21, 2018	Dated:	February 21, 2018